Supplement dated February 21, 2020 to Prospectus dated April 29, 2019
Product Name	Prospectus Form #/Date
RiverSource ® Variable Universal Life 6 Insurance	S-6705 CF (4/19) / April 29, 2019
The information in this supplement updates and amends certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your variable life insurance product prospectus for future reference.
Effective on or about February 21, 2020, a choice of tax test will be offered to new policy holders and the following changes are made to the prospectus:
The following information is added under the “Proceeds Payable Upon Death” section on page 41 of the prospectus:
Choice of Tax Test
For policies pending on or applied for on or after February 21, 2020: When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early policy years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S- 6705-2 A (02/20)
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